EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                   CHAPTER 11
IN RE: ENRON CORP., ET AL.,
       DEBTORS                                     CASE NOS. 01-16033,
                                                   THROUGH 01-16046,
                                                   01-16048, 01-16076,
                                                   01-16078, 01-16080,
                                                   01-16109 THROUGH
                                                   01-16111, 01-16280,
                                                   01-16319, 01-16428
                                                   THROUGH 01-16431,
                                                   01-16467, 01-16483

                                                   (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                   THE PERIOD DECEMBER 2 TO DECEMBER 31, 2001

DEBTORS' ADDRESS:    Enron Corp. et al.
                     1400 Smith Street
                     Houston, TX 77002

DEBTORS' ATTORNEY:   Weil, Gotshal & Manges LLP
                     767 Fifth Avenue
                     New York, NY 10153

REPORT PREPARER:     Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

           The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE: April 22, 2002                By: /s/ Stephen F. Cooper
                                        ---------------------------------------
                                        Name: Stephen F. Cooper
                                        Title: Interim Chief Executive Officer
                                               and Chief Restructuring Officer

                                EXPLANATORY NOTES

PRIOR REPORTED FINANCIAL INFORMATION

As previously explained in the Company's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on November 8, 2001, the Company's prior reported financial information for the fiscal years ended December 31, 1997 through 2000 and the first and second quarter of 2001 should not be relied upon. In connection with preparing this monthly operating report (this "Operating Report") of Enron Corp. (the "Company") and certain subsidiary debtors-in-possession (In re Enron Corp., et al., Debtors, jointly administered in the United States Bankruptcy Court for the Southern District of New York
(AJG) (the "Court")) (the "Chapter 11 Cases"), under the direction of current management, certain information contained in the Company's accounting records and reports was reviewed. Based on such review, current management of the Company believes that the last reported financial information contained in the Company's Form 10-Q filed with the SEC on November 19, 2001 should not be relied upon.

In addition, the Company previously stated that it intended to restate such prior reported financial information. However, as a result of the commencement of the Chapter 11 Cases, numerous ongoing external investigations in which the Company is fully cooperating (including investigations by the SEC, the Department of Justice, the Department of Labor, the General Accounting Office, the Internal Revenue Service, the Pension Benefit Guaranty Corporation, the General Services Administration, the National Association of Securities Dealers, Inc., the Federal Energy Regulatory Commission, the Federal Election Commission, the Commodity Futures Trading Commission, the California, Connecticut and Florida Attorneys General and numerous Congressional committees), numerous lawsuits, the Company's limited resources, the absence of an independent auditor and other considerations, current management believes that a restatement of prior reported financial information is not feasible at the present time and there can be no assurance of any such restatement in the future.

For the reasons set forth herein, current management of the Company has not undertaken, and does not intend to undertake, a comprehensive review of accounting adjustments, including asset impairments and write-downs, relating to previously reported financial information, and has not prepared a consolidated balance sheet of the Company as of December 31, 2001 prepared in accordance with generally accepted accounting principles. However, current management believes that, if such a review were conducted and balance sheet prepared, a significant write-down of assets on such balance sheet would be required, which current management estimates would be approximately $14 billion. Current management believes that the substantial majority of such estimated amount would be attributable to or the result of the commencement of the Chapter 11 Cases, reduced expected sale values of certain assets or decisions to sell assets not previously held for sale. In addition, the balance, a material portion of such estimated amount, would relate to valuations of several assets the historical carrying value of which current management believes may have been overstated due to possible accounting errors or irregularities. Regardless of whether there were accounting errors or irregularities, current management of the Company believes that substantially all of such write-down of these several assets would have occurred as a result of the termination of certain businesses subsequent to the Chapter 11 filing. These several assets are not expected to be material to the ongoing Company, the configuration of which is being developed and will be included in a future filing in Court. The possible accounting errors or irregularities relating to these several assets were not, to the best of current management's knowledge, presented to the Board's Audit and Compliance Committee. The Company's reported financial information for periods in 2001, including the accounting treatment of these assets, was prepared by prior management and (in the case of the first two quarters of 2001) reviewed by Arthur Andersen. In addition to the aforesaid write-down of assets, current management has identified potential downward adjustments on certain price risk management assets(1) and collateral subject to set-off. These adjustments, which arise primarily from the commencement of the Chapter 11 Cases, cannot be quantified with certainty at this time, but will be quantified during the course of the Chapter 11 Cases. Subject to the preceding, current management believes that these adjustments could fall in the range of $8 - $10 billion. The information provided above in this paragraph is based on a preliminary review by current management of the Company in preparing this Operating Report of certain information contained in the Company's accounting books and records relating to certain items. Current management has not requested prior management or Arthur Andersen to review this Operating Report, nor has current management had the benefit of a review of this Operating Report by an independent auditor. No party should rely on any previously reported financial information of the Company prior to the commencement of the Chapter 11 Cases, nor should any reader of this Operating Report place undue reliance upon the information contained herein.

The Company does not have an independent auditor and does not intend to provide audited financial statements for the fiscal year ended December 31, 2001. Additionally, because the Court-appointed Examiner (as defined and referred to below) will be performing a comprehensive review of certain prior period transactions, the Company has no present intention of providing unaudited financial statements for the year ended December 31, 2001. Furthermore, it is unclear whether it is the best use of the Company's resources in light of the fiduciary relationship to creditors or relevant to the Company's future ability to reorganize successfully under the bankruptcy laws to ever provide unaudited or audited financial statements for the fiscal year ended December 31, 2001. As stated in the Company's Form 8-K filed with the SEC on February 12, 2002, the Company believes the existing equity of the Company has and will have no value and that any Chapter 11 plan confirmed by the Court will not provide the Company's existing equity with any interest in the reorganized debtor. Additionally, the Company has included in this Operating Report and expects to include in future Operating Reports a schedule of asset dispositions for the relevant monthly period which will show the asset's carrying value on the books of the Company from prior periods and the actual amount realized in each such sale. Current management of the Company makes no representation as to the accuracy of the carrying value of such assets previously reported in financial information filed with the SEC.


------------------------------
(1) The company has historically engaged in price risk management activities for both trading and non-trading purposes. Instruments utilized in connection with trading activities are accounted for using the mark-to-market method. Under the mark-to-market method of accounting, forwards, swaps, options, energy transportation contracts utilized for trading activities and other instruments with third parties are reflected at fair value and have historically been shown as "Assets and Liabilities from Price Risk Management Activities" in the Company's consolidated balance sheets.

Because of the commencement of the Chapter 11 Cases, the numerous external investigations in which the Company is cooperating, and other factors noted above, the Court has ordered the appointment of an examiner of the Company (the "Examiner") who is charged to investigate, among other things, all transactions involving special purpose vehicles, transactions that are not reflected on the Company's prior reported balance sheets, transactions that involve hedging of the Company's common stock and any other transactions as to which the Examiner has a reasonable belief are reflected, reported or omitted in the Company's prior reported financial information not in accordance with generally accepted accounting principles. The Company expects to cooperate fully with the Examiner in such investigation. The Company also intends to provide the Examiner and governmental agencies investigating the Company with the information which it has gathered that relates to the Company's concerns regarding possible accounting errors or irregularities with respect to the historical carrying value of certain assets.

This Operating Report may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and information relating to such statements. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the Company's ability to obtain Court approval with respect to motions in the Chapter 11 Cases prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 Cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the impact of the Chapter 11 Cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. The Company disclaims any intention or obligation to update or revise any forward-looking statements made in this Operating Report, whether as a result of new information, future events or otherwise.

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR DECEMBER 2001

Beginning on December 2, 2001 (the original petition date), the Company and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this Operating Report. This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through December 2001 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

      o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Excludes checks that were written but have not cleared the bank. Beginning balance represents filing date.

Table 2 -- Tax Rollforward (Non-Payroll)

      o Includes all taxes payable (net of tax refunds receivable) except those related to payroll.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

      o Includes all post-petition payables except those related to commodity trading.

Table 4 -- Receivables Aging - Non-Commodity

      o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other accounts and notes receivable that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

      o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

      o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counter party.

Table 7 -- Asset Dispositions

      o Includes all asset sales closed during the period, including those made by non-debtor entities. Excludes activity relating to trading contracts.

                                                                       Table 1
                                  Enron Debtors
                            Cash Activity Rollforward
            For the Period from Filing Date through December 31, 2001
                                  (In Millions)

                                                                          Beginning            3rd Party           3rd Party
Debtor Company                                Case No.                      Cash               Receipts          Disbursements
------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                01-16033                      $  -                $ 10                $  (4)
Enron Corp.                                   01-16034                        37                  35                 (162)
Enron North America Corp.                     01-16035                         2                 328                  (23)
Enron Power Marketing, Inc.                   01-16036                         -                   -                  (17)
PBOG Corp.                                    01-16037                       159                   -                 (106)
Smith Street Land Company                     01-16038                         -                   -                    -
Enron Broadband Services, Inc.                01-16039                         -                   3                    -
Enron Energy Services Operations, Inc.        01-16040                         -                   9                   (5)
Enron Energy Marketing Corp.                  01-16041                         -                  40                   (2)
Enron Energy Services, Inc.                   01-10642                         4                  45                  (58)
Enron Energy Services, LLC                    01-16043                         -                   -                    -
Enron Transportation Services Company         01-16044                         -                   -                    -
BAM Leasing Company                           01-16045                         -                   -                    -
ENA Asset Holdings, L.P.                      01-16046                         1                   -                    -
Enron Gas Liquids, Inc.                       01-16048                         -                   2                    -
Enron Global Markets LLC                      01-16076                         -                   -                    -
Enron Net Works L.L.C.                        01-16078                         -                   -                   (4)
Enron Industrial Markets LLC                  01-16080                         -                   -                    -
Operational Energy Corp.                      01-16109                         -                   -                    -
Enron Engineering & Construction Co.          01-16110                         -                   -                    -
Enron Engineering & Operational
  Services Co.                                01-16111                         -                   -                    -
Garden State Paper Company LLC                01-16280                         -                   -                    -
Palm Beach Development Company, L.L.C.        01-16319                         -                   -                    -
Tenant Services, Inc.                         01-16428                         -                   5                    -
Enron Energy Information
  Solutions, Inc.                             01-16429                         -                   -                    -
EESO Merchant Investments, Inc.               01-16430                         -                   -                    -
Enron Federal Solutions, Inc.                 01-16431                         -                   -                    -
Enron Freight Markets Corp.                   01-16467                         -                   1                    -
Enron Broadband Services, L.P.                01-16483                         -                   -                    -
                                                                        -------------------------------------------------
Combined Debtor Entities                                                    $203                $478                $(381)
                                                                        =================================================

                                                                             Net                Ending
Debtor Company                                Case No.                  Intercompany            Balance
------------------------------------------------------------------------------------------------------------------------------

Enron Metals & Commodity Corp.                01-16033                      $ (5)               $  1
Enron Corp.                                   01-16034                       442                 352
Enron North America Corp.                     01-16035                      (260)                 47
Enron Power Marketing, Inc.                   01-16036                        17                   -
PBOG Corp.                                    01-16037                       (53)                  -
Smith Street Land Company                     01-16038                         -                   -
Enron Broadband Services, Inc.                01-16039                         -                   3
Enron Energy Services Operations, Inc.        01-16040                         -                   4
Enron Energy Marketing Corp.                  01-16041                       (30)                  8
Enron Energy Services, Inc.                   01-10642                        33                  24
Enron Energy Services, LLC                    01-16043                         -                   -
Enron Transportation Services Company         01-16044                         -                   -
BAM Leasing Company                           01-16045                         -                   -
ENA Asset Holdings, L.P.                      01-16046                         -                   1
Enron Gas Liquids, Inc.                       01-16048                         -                   2
Enron Global Markets LLC                      01-16076                         -                   -
Enron Net Works L.L.C.                        01-16078                         4                   -
Enron Industrial Markets LLC                  01-16080                         -                   -
Operational Energy Corp.                      01-16109                         -                   -
Enron Engineering & Construction Co.          01-16110                         4                   4
Enron Engineering & Operational
  Services Co.                                01-16111                         -                   -
Garden State Paper Company LLC                01-16280                         -                   -
Palm Beach Development Company, L.L.C.        01-16319                         -                   -
Tenant Services, Inc.                         01-16428                         -                   5
Enron Energy Information
  Solutions, Inc.                             01-16429                         -                   -
EESO Merchant Investments, Inc.               01-16430                         -                   -
Enron Federal Solutions, Inc.                 01-16431                         -                   -
Enron Freight Markets Corp.                   01-16467                         -                   1
Enron Broadband Services, L.P.                01-16483                         -                   -
                                                                        ----------------------------
Combined Debtor Entities                                                    $152                $452
                                                                        ============================

                                                                        Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                      For the Month Ended December 31, 2001
                                  (In Millions)

                                                        Beginning                                                          Ending
Debtor Company                          Case No.         Balance        Accruals      Intercompany       Payments          Balance
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.         01-16033           $  -          $   (9)           $    10            $ -           $  1
Enron Corp.                            01-16034            403           2,216             (2,674)             -            (55)
Enron North America Corp.              01-16035              7             304               (287)             -             24
Enron Power Marketing, Inc.            01-16036              7            (114)               108              -              1
PBOG Corp.                             01-16037              -               -                  -              -              -
Smith Street Land Company              01-16038              1               4                 (4)             -              1
Enron Broadband Services, Inc.         01-16039             (5)             18                (13)             -              -
Enron Energy Services
  Operations, Inc.                     01-16040             (1)           (131)               131              -             (1)
Enron Energy Marketing Corp.           01-16041             (2)             54                (52)            (1)            (1)
Enron Energy Services, Inc.            01-10642              3             (42)                53             (1)            13
Enron Energy Services, LLC             01-16043              -               -                  -              -              -
Enron Transportation
  Services Company                     01-16044              -              (6)                 6              -              -
BAM Leasing Company                    01-16045              -             (46)                46              -              -
ENA Asset Holdings, L.P.               01-16046              -               -                  -              -              -
Enron Gas Liquids, Inc.                01-16048             (2)            (17)                18              -             (1)
Enron Global Markets LLC               01-16076              1              (5)                 5              -              1
Enron Net Works L.L.C.                 01-16078              1              (9)                 9              -              1
Enron Industrial Markets LLC           01-16080              -              (8)                 8              -              -
Operational Energy Corp.               01-16109              -               -                  -              -              -
Enron Engineering &
  Construction Co.                     01-16110              -              (2)                 2              -              -
Enron Engineering &
  Operational Services Co.             01-16111              -               -                  -              -              -
Garden State Paper Company LLC         01-16280              2               -                  -              -              2
Palm Beach Development
  Company, L.L.C.                      01-16319              -               -                  -              -              -
Tenant Services, Inc.                  01-16428              -              (3)                 3              -              -
Enron Energy Information
  Solutions, Inc.                      01-16429              -              (2)                 2              -              -
EESO Merchant Investments, Inc.        01-16430              -               -                  -              -              -
Enron Federal Solutions, Inc.          01-16431              -               -                  -              -              -
Enron Freight Markets Corp.            01-16467              -               -                  -              -              -
Enron Broadband Services, L.P.         01-16483              -               -                  -              -              -
                                                        -----------------------------------------------------------------------

Combined Debtor Entities                                  $415          $2,202            $(2,629)           $(2)          $(14)
                                                        =======================================================================

                                                                       Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                      For the Month Ended December 31, 2001
                                  (In Millions)

                                                                                       Current
Debtor Company                                          Case No.                        1-30
---------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                        01-16033                            $ -
Enron Corp.                                           01-16034                              5
Enron North America Corp.                             01-16035                              3
Enron Power Marketing, Inc.                           01-16036                              -
PBOG Corp.                                            01-16037                              -
Smith Street Land Company                             01-16038                              -
Enron Broadband Services, Inc.                        01-16039                              -
Enron Energy Services Operations, Inc.                01-16040                              -
Enron Energy Marketing Corp.                          01-16041                              -
Enron Energy Services, Inc.                           01-10642                              -
Enron Energy Services, LLC                            01-16043                              -
Enron Transportation Services Company                 01-16044                              -
BAM Leasing Company                                   01-16045                              -
ENA Asset Holdings, L.P.                              01-16046                              -
Enron Gas Liquids, Inc.                               01-16048                              1
Enron Global Markets LLC                              01-16076                              -
Enron Net Works L.L.C.                                01-16078                              2
Enron Industrial Markets LLC                          01-16080                              -
Operational Energy Corp.                              01-16109                              -
Enron Engineering & Construction Co.                  01-16110                              4
Enron Engineering & Operational
  Services Co.                                        01-16111                              -
Garden State Paper Company LLC                        01-16280                              -
Palm Beach Development Company, L.L.C.                01-16319                              -
Tenant Services, Inc.                                 01-16428                              -
Enron Energy Information
  Solutions, Inc.                                     01-16429                              -
EESO Merchant Investments, Inc.                       01-16430                              -
Enron Federal Solutions, Inc.                         01-16431                              -
Enron Freight Markets Corp.                           01-16467                              -
Enron Broadband Services, L.P.                        01-16483                              -
                                                                                          ---

Combined Debtor Entities                                                                  $15
                                                                                          ===

                                                                        Table 4
                                  Enron Debtors
                        Receivables Aging - Non-Commodity
                             As of December 31, 2001
                                  (In Millions)

                                                                Current
Debtor Company                                   Case No.        1-30      31-60       61-90         91+         Other       Total
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                  01-16033         $  -         $-         $ -          $ -         $  2       $  2
Enron Corp.                                     01-16034          123          4           -           (3)          66        190
Enron North America Corp.                       01-16035            -          -           -            -           36         36
Enron Power Marketing, Inc.                     01-16036            -          -           -            -           (2)        (2)
PBOG Corp.                                      01-16037            -          -           -            -            -          -
Smith Street Land Company                       01-16038            -          -           -            -            -          -
Enron Broadband Services, Inc.                  01-16039            -          -           -            -            3          3
Enron Energy Services Operations, Inc.          01-16040            -          -           -            -           (7)        (7)
Enron Energy Marketing Corp.                    01-16041            -          -           -            -            -          -
Enron Energy Services, Inc.                     01-10642            -          -           -            -           19         19
Enron Energy Services, LLC                      01-16043            -          -           -            -            4          4
Enron Transportation Services Company           01-16044            -          -           -            -            1          1
BAM Leasing Company                             01-16045            -          -           -            -            -          -
ENA Asset Holdings, L.P.                        01-16046           41          -           -            -            -         41
Enron Gas Liquids, Inc.                         01-16048            -          -           -            -            -          -
Enron Global Markets LLC                        01-16076            -          -           -            -            -          -
Enron Net Works L.L.C.                          01-16078            -          -           -            -            2          2
Enron Industrial Markets LLC                    01-16080            -          -           -            -            -          -
Operational Energy Corp.                        01-16109            -          -           -            -            1          1
Enron Engineering & Construction Co.            01-16110            -          2          (2)           5            -          5
Enron Engineering & Operational
 services Co.                                   01-16111            -          -           -            -            -          -
Garden State Paper Company LLC                  01-16280            -          -           -            -            8          8
Palm Beach Development Company, L.L.C.          01-16319            -          -           -            -            -          -
Tenant Services, Inc.                           01-16428            -          -           -            -            -          -
Enron Energy Information
 Solutions, Inc.                                01-16429            -          -           -            -            -          -
EESO Merchant Investments, Inc.                 01-16430            -          -           -            -            -          -
Enron Federal Solutions, Inc.                   01-16431            -          -           -            -            5          5
Enron Freight Markets Corp.                     01-16467            -          -           -            -            -          -
Enron Broadband Services, L.P.                  01-16483            -          -           -            -            -          -
                                                                -----------------------------------------------------------------

Combined Debtor Entities                                         $164         $6         $(2)         $ 2         $138       $308
                                                                =================================================================

                                                                        Table 5
                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                      For the Month Ended December 31, 2001
                                  (In Millions)

                                                              Beginning                   Payments          Other         Ending
Debtor Company                                Case No.         Balance       Billings     Received       Adjustments      Balance
----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                01-16033          $  2              $-           $-            $  -           $  2
Enron Corp.                                   01-16034           217               -            -             (27)           190
Enron North America Corp.                     01-16035            16               -            -              20             36
Enron Power Marketing, Inc.                   01-16036            (2)              -            -               -             (2)
PBOG Corp.                                    01-16037             -               -            -               -              -
Smith Street Land Company                     01-16038             -               -            -               -              -
Enron Broadband Services, Inc.                01-16039             3               -            -               -              3
Enron Energy Services Operations, Inc.        01-16040            (4)              -            -              (3)            (7)
Enron Energy Marketing Corp.                  01-16041             -               -            -               -              -
Enron Energy Services, Inc.                   01-10642             1               -            -              18             19
Enron Energy Services, LLC                    01-16043             4               -            -               -              4
Enron Transportation Services Company         01-16044             1               -            -               -              1
BAM Leasing Company                           01-16045             -               -            -               -              -
ENA Asset Holdings, L.P.                      01-16046            41               -            -               -             41
Enron Gas Liquids, Inc.                       01-16048             -               -            -               -              -
Enron Global Markets LLC                      01-16076             -               -            -               -              -
Enron Net Works L.L.C.                        01-16078             1               -            -               1              2
Enron Industrial Markets LLC                  01-16080             -               -            -               -              -
Operational Energy Corp.                      01-16109             1               -            -               -              1
Enron Engineering & Construction Co.          01-16110             6               -            -              (1)             5
Enron Engineering & Operational
 Services Co.                                 01-16111             -               -            -               -              -
Garden State Paper Company LLC                01-16280             9               -            -              (1)             8
Palm Beach Development Company, L.L.C.        01-16319             -               -            -               -              -
Tenant Services, Inc.                         01-16428             -               -            -               -              -
Enron Energy Information
 Solutions, Inc.                              01-16429             1               -            -              (1)             -
EESO Merchant Investments, Inc.               01-16430             -               -            -               -              -
Enron Federal Solutions, Inc.                 01-16431             5               -            -               -              5
Enron Freight Markets Corp.                   01-16467             -               -            -               -              -
Enron Broadband Services, L.P.                01-16483             -               -            -               -              -
                                                               -----------------------------------------------------------------

Combined Debtor Entities                                        $302              $-           $-            $  6           $308
                                                               =================================================================

                                                                       Table 6
                                  Enron Debtors
                       Commodity Receivables and Payables
                             As of December 31, 2001
                                  (In Millions)

Debtor Company                                        Case No.               Receivables             Payables
-----------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                        01-16033                   $   33                 $    8
Enron Corp.                                           01-16034                        -                      -
Enron North America Corp.                             01-16035                    1,944                  2,190
Enron Power Marketing, Inc.                           01-16036                    2,271                  2,451
PBOG Corp.                                            01-16037                        -                      -
Smith Street Land Company                             01-16038                        -                      -
Enron Broadband Services, Inc.                        01-16039                      171                      -
Enron Energy Services Operations, Inc.                01-16040                      157                      -
Enron Energy Marketing Corp.                          01-16041                      220                      2
Enron Energy Services, Inc.                           01-10642                      738                     24
Enron Energy Services, LLC                            01-16043                        -                      -
Enron Transportation Services Company                 01-16044                        -                      -
BAM Leasing Company                                   01-16045                        -                      -
ENA Asset Holdings, L.P.                              01-16046                        -                      -
Enron Gas Liquids, Inc.                               01-16048                       40                     18
Enron Global Markets LLC                              01-16076                        -                      -
Enron Net Works L.L.C.                                01-16078                        -                      -
Enron Industrial Markets LLC                          01-16080                        -                      -
Operational Energy Corp.                              01-16109                        -                      -
Enron Engineering & Construction Co.                  01-16110                        -                      -
Enron Engineering & Operational
  Services Co.                                        01-16111                        -                      -
Garden State Paper Company LLC                        01-16280                        2                      -
Palm Beach Development Company, L.L.C.                01-16319                        -                      -
Tenant Services, Inc.                                 01-16428                       (4)                     -
Enron Energy Information
  Solutions, Inc.                                     01-16429                        -                      -
EESO Merchant Investments, Inc.                       01-16430                        -                      -
Enron Federal Solutions, Inc.                         01-16431                        -                      -
Enron Freight Markets Corp.                           01-16467                        5                      1
Enron Broadband Services, L.P.                        01-16483                        6                      -
                                                                               -------------------------------

Combined Debtor Entities                                                         $5,583                 $4,694
                                                                               ===============================


                                                                       Table 7

                                 Enron Entities
                               Asset Dispositions
                      For the Month Ended December 31, 2001
                                  (In Millions)


                                                                  Asset                       Book
Company                            Date Closed                 Description                    Value                  Proceeds
---------------------------------------------------------------------------------------------------------------------------------
Debtor Companies
----------------

None



Non-Debtor Companies
--------------------

Enron Wind Development Corp.       12/28/2001           160-megawatt Indian Mesa
                                                        Wind Power Project located
                                                        in Texas                              $152                     $153


















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